ABN·AMRO

ABN Amro Bank N.V.
OTC Derivative Operations
199 Bishopsgate, London
EC2M 3XW
United Kingdom
Tel:+44 20 7678 8000
Fax:+44 20 7857 9428/30

DATE: February 23, 2007

TO: Supplemental Interest Trust,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-2
c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
("Party B")

FROM: ABN AMRO BANK N.V.
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
("**Party A**")

RE: Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of February 28, 2007, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	February 23, 2007
Effective Date:	March 25, 2007
Termination Date:	January 25, 2012, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on April 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.
Fixed Rate	See Amortization Schedule, Schedule A
Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on April 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable

Business Day:	Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Minnesota, Colorado or Illinois are closed.
Floating Rate Payer Upfront Payment:	$675,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to February 28, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2. Procedural Terms:

Calculation Agent:	Party A
Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. /661001036741 Ref. DCM:
Payments to Party B:	WELLS FARGO BANK, NA ABA# 121000248 FOR CREDIT TO: SAS Clearing ACCT: 3970771416 FFC: 50994302 Ref: SARM 2007-2, Attn: Scott Runkles
Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5624 Acct Name: Lehman Brothers Inc. Ref: SARM 07-2 Attn: Frank Affronti

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number : 0044 207 8579428/9430

Telephone Number: 0044 207 6783311/3196

By:-- By:---

ABN AMRO Bank N.V.

Name: Robert Furlong | Name: Stuart Ware-Lane

Title: Authorised Signature | Title: Authorised Signature

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,

Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-2

By: Wells Fargo Bank, National Association, not in its individual capacity, but solely as Trustee

By:______________________________

Name:

Title:

SCHEDULE A to the Confirmation dated as of February 28, 2007,
Re: Reference Number 5283964
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and including	To but excluding	Notional Amount (USD)	Fixed Rate (%)
3/25/2007	4/25/2007	347,027,716.56	5.44448
4/25/2007	5/25/2007	334,770,195.97	5.44193
5/25/2007	6/25/2007	322,945,509.19	5.42102
6/25/2007	7/25/2007	311,538,375.64	5.42506
7/25/2007	8/25/2007	300,534,054.12	5.39889
8/25/2007	9/25/2007	289,918,323.72	5.37226
9/25/2007	10/25/2007	279,677,465.51	5.33052
10/25/2007	11/25/2007	269,798,244.79	5.28719
11/25/2007	12/25/2007	260,267,894.01	5.24191
12/25/2007	1/25/2008	251,074,096.30	5.18238
1/25/2008	2/25/2008	242,204,969.55	5.13752
2/25/2008	3/25/2008	233,649,051.05	5.09190
3/25/2008	4/25/2008	223,896,848.33	5.04934
4/25/2008	5/25/2008	214,551,604.79	5.01911
5/25/2008	6/25/2008	205,596,341.08	4.99015
6/25/2008	7/25/2008	197,014,786.15	4.97542
7/25/2008	8/25/2008	188,791,347.75	4.95946
8/25/2008	9/25/2008	180,911,084.06	4.94333
9/25/2008	10/25/2008	173,359,676.58	4.93245
10/25/2008	11/25/2008	166,123,404.16	4.92355
11/25/2008	12/25/2008	159,189,118.04	4.91415
12/25/2008	1/25/2009	152,544,218.00	4.90780
1/25/2009	2/25/2009	146,176,629.46	4.90788
2/25/2009	3/25/2009	140,074,781.58	4.90151
3/25/2009	4/25/2009	133,257,829.06	4.87881
4/25/2009	5/25/2009	126,772,579.97	4.88821
5/25/2009	6/25/2009	120,602,896.40	4.89801
6/25/2009	7/25/2009	114,733,425.47	4.90717
7/25/2009	8/25/2009	109,149,561.16	4.91663
8/25/2009	9/25/2009	103,837,407.96	4.92625
9/25/2009	10/25/2009	98,783,746.33	4.93564
10/25/2009	11/25/2009	93,975,999.84	4.94516
11/25/2009	12/25/2009	89,402,203.84	4.95456
12/25/2009	1/25/2010	85,050,975.72	4.96417
1/25/2010	2/25/2010	80,911,486.62	4.97369
2/25/2010	3/25/2010	76,973,434.49	4.98452
3/25/2010	4/25/2010	73,227,018.43	4.99606
4/25/2010	5/25/2010	69,662,914.34	5.00705
5/25/2010	6/25/2010	66,272,251.75	5.01759
6/25/2010	7/25/2010	63,046,591.70	5.02696
7/25/2010	8/25/2010	59,977,905.80	5.03584
8/25/2010	9/25/2010	57,058,556.22	5.04401
9/25/2010	10/25/2010	54,281,276.73	5.05134
10/25/2010	11/25/2010	51,639,154.57	5.05801
11/25/2010	12/25/2010	49,125,613.32	5.06392
12/25/2010	1/25/2011	46,734,396.51	5.06909
1/25/2011	2/25/2011	44,459,552.02	5.07354
2/25/2011	3/25/2011	42,295,417.33	5.07940
3/25/2011	4/25/2011	40,236,605.43	5.08729
4/25/2011	5/25/2011	38,277,991.36	5.09493
5/25/2011	6/25/2011	36,414,699.53	5.10205
6/25/2011	7/25/2011	34,642,091.55	5.10871
7/25/2011	8/25/2011	32,955,754.70	5.11503
8/25/2011	9/25/2011	31,321,686.41	5.12084
9/25/2011	10/25/2011	29,796,950.47	5.12627
10/25/2011	11/25/2011	28,249,373.23	5.13124
11/25/2011	12/25/2011	26,587,807.28	5.13580
12/25/2011	1/25/2012	23,016,089.35	5.13991